                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 2, 2006,  accompanying the consolidated financial  statements  and  schedules  included  in the Annual  Report of United
Capital  Corp.  and  Subsidiaries  on Form 10-K for the year ended  December 31,
2005. We hereby consent to the  incorporation by reference of said report in the
Registration  Statements of United Capital Corp. on Form S-8 (Registration  Nos.
33-28045, 33-65140, 333-28395, 333-57873 and 333-98645).

/s/ GOLDSTEIN GOLUB KESSLER LLP

New York, New York
March 27, 2006